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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 2-97378, 33-24302 and 33-75330 of Bay Commercial Services on Form S-8 of our report dated January 19, 1996, incorporated by reference in the Annual Report on Form 10-KSB of Bay Commercial Services for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
March 25, 1996